Exhibit 21.1

Subsidiaries of the Registrant, as of December 31, 2023

Subsidiary Name	Home State
11900 East Artesia Boulevard, LLC	California
1200 Ely Street Holdings Co. LLC	Michigan
13922 Cerise Avenue, LLC	California
1628 B Street, LLC	California
22 – 26 Southeast Sixth Street, LLC	Delaware
2400 Parkside Drive, LLC	California
2425 Teller Avenue, LLC	Colorado
245 East Wilshire Avenue, LLC	California
305 West End Avenue Property, L.L.C.	Delaware
3232 Artesia Real Estate, LLC	California
3806 Clayton Road, LLC	California
42235 County Road Holdings Co. LLC	Michigan
446 Sycamore Road, LP (f/k/a 446 Sycamore Road, L.L.C.)	Delaware
523 Hayes Lane, LLC	California
637 East Romie Lane, LLC	California
Alamogordo Aviv, L.L.C.	New Mexico
Albany Street Property, L.L.C.	Delaware
Arkansas Aviv, L.L.C.	Delaware
Arma Yates, L.L.C.	Delaware
Avery Street Property, L.L.C.	Delaware
Aviv Financing I, L.L.C.	Delaware
Aviv Financing II, L.L.C.	Delaware
Aviv Financing III, L.L.C.	Delaware
Aviv Financing IV, L.L.C.	Delaware
Aviv Financing V, L.L.C.	Delaware
Aviv Financing VI, L.L.C.	Delaware
Aviv Foothills, L.L.C.	Delaware
Aviv Healthcare Properties Operating Partnership I, L.P.	Delaware
Aviv Liberty, L.L.C.	Delaware
Aviv OP Limited Partner, L.L.C.	Delaware
Avon Ohio, L.L.C.	Delaware
Bala Cynwyd Real Estate, LP	Pennsylvania
Bayside Street II, LLC	Delaware
Bayside Street, LLC	Maryland
OHI Beaucette (Guernsey) Ltd. (f/k/a Beaucette Property Holdings Limited)	Guernsey
Belleville Illinois, L.L.C.	Delaware
Bellingham II Associates, L.L.C.	Delaware
Bethel ALF Property, L.L.C.	Delaware
BHG Aviv, L.L.C.	Delaware
Biglerville Road, L.L.C.	Delaware
Bonham Texas, L.L.C.	Delaware
Bradenton ALF Property, L.L.C.	Delaware
Brentwood Propco, LLC	Delaware

Subsidiary Name	Home State
Brewster ALF Property, L.L.C.	Delaware
Burton NH Property, L.L.C.	Delaware
California Aviv Two, L.L.C.	Delaware
California Aviv, LP (f/k/a California Aviv, L.L.C.)	Delaware
Camas Associates, L.L.C.	Delaware
Canton Health Care Land, LLC	Ohio
Carnegie Gardens LLC	Delaware
Casa/Sierra California Associates, LP (f/k/a Casa/Sierra California Associates, L.L.C.)	Delaware
Champaign Williamson Franklin, L.L.C.	Delaware
Chardon Ohio Property Holdings, L.L.C.	Delaware
Chardon Ohio Property, L.L.C.	Delaware
Chatham Aviv, L.L.C.	Delaware
Chenal Arkansas, L.L.C.	Delaware
Chippewa Valley, L.L.C.	Illinois
CHR Bartow LLC	Delaware
CHR Boca Raton LLC	Delaware
CHR Bradenton LLC	Delaware
CHR Cape Coral LLC	Delaware
CHR Clearwater Highland LLC	Delaware
CHR Clearwater LLC	Delaware
CHR Fort Myers LLC	Delaware
CHR Fort Walton Beach LLC	Delaware
CHR Gulfport LLC	Delaware
CHR Hudson LLC	Delaware
CHR Lake Wales LLC	Delaware
CHR Lakeland LLC	Delaware
CHR Panama City LLC	Delaware
CHR Pompano Beach Broward LLC	Delaware
CHR Pompano Beach LLC	Delaware
CHR Sanford LLC	Delaware
CHR Sarasota LLC	Delaware
CHR Spring Hill LLC	Delaware
CHR St. Pete Abbey LLC	Delaware
CHR St. Pete Bay LLC	Delaware
CHR St. Pete Egret LLC	Delaware
CHR Tampa Carrollwood LLC	Delaware
CHR Tampa LLC	Delaware
CHR Tarpon Springs LLC	Delaware
CHR Titusville LLC	Delaware
CHR West Palm Beach LLC	Delaware
Clarkston Care, L.L.C.	Delaware
Clayton Associates, L.L.C.	New Mexico
Colonial Gardens, LLC	Ohio
Colonial Madison Associates, L.L.C.	Delaware
Colorado Lessor - Conifer, LLC	Maryland

Subsidiary Name	Home State
Columbus Texas Aviv, L.L.C.	Delaware
Columbus Western Avenue, L.L.C.	Delaware
Colville Washington Property, L.L.C.	Delaware
Commerce Nursing Homes, L.L.C.	Illinois
Commerce Sterling Hart Drive, L.L.C.	Delaware
Conroe Rigby Owen Road, L.L.C.	Delaware
OHI Corbiere (Guernsey) Ltd. (f/k/a Corbiere Property Holdings Limited)	Guernsey
CR Aviv, L.L.C.	Delaware
Crete Plus Five Property, L.L.C.	Delaware
Crooked River Road, L.L.C.	Delaware
CSE Albany LLC	Delaware
CSE Amarillo LLC	Delaware
CSE Arden L.P.	Delaware
CSE Augusta LLC	Delaware
CSE Bedford LLC	Delaware
CSE Blountville LLC	Delaware
CSE Bolivar LLC	Delaware
CSE Cambridge LLC	Delaware
CSE Cambridge Realty LLC	Delaware
CSE Camden LLC	Delaware
CSE Canton LLC	Delaware
CSE Casablanca Holdings II LLC	Delaware
CSE Casablanca Holdings LLC	Delaware
CSE Cedar Rapids LLC	Delaware
CSE Chelmsford LLC	Delaware
CSE Corpus North LLC	Delaware
CSE Denver Iliff LLC	Delaware
CSE Denver LLC	Delaware
CSE Elkton LLC	Delaware
CSE Elkton Realty LLC	Delaware
CSE Fort Wayne LLC	Delaware
CSE Georgetown LLC	Delaware
CSE Hilliard LLC	Delaware
CSE Huntingdon LLC	Delaware
CSE Indianapolis-Greenbriar LLC	Delaware
CSE Jefferson City LLC	Delaware
CSE Jeffersonville-Hillcrest Center LLC	Delaware
CSE Kerrville LLC	Delaware
CSE Knightdale L.P.	Delaware
CSE Lake City LLC	Delaware
CSE Lake Worth LLC	Delaware
CSE Lakewood LLC	Delaware
CSE Lenoir L.P.	Delaware
CSE Lexington Park LLC	Delaware
CSE Lexington Park Realty LLC	Delaware
CSE Ligonier LLC	Delaware

Subsidiary Name	Home State
CSE Live Oak LLC	Delaware
CSE Lowell LLC	Delaware
CSE Marianna Holdings LLC	Delaware
CSE Memphis LLC	Delaware
CSE North Carolina Holdings I LLC	Delaware
CSE North Carolina Holdings II LLC	Delaware
CSE Orange Park LLC	Delaware
CSE Orlando-Pinar Terrace Manor LLC	Delaware
CSE Orlando-Terra Vista Rehab LLC	Delaware
CSE Pennsylvania Holdings, LP	Delaware
CSE Pilot Point LLC	Delaware
CSE Pine View LLC	Delaware
CSE Ponca City LLC	Delaware
CSE Port St. Lucie LLC	Delaware
CSE Richmond LLC	Delaware
CSE Ripley LLC	Delaware
CSE Shawnee LLC	Delaware
CSE Stillwater LLC	Delaware
CSE Taylorsville LLC	Delaware
CSE Texarkana LLC	Delaware
CSE Texas City LLC	Delaware
CSE The Village LLC	Delaware
CSE Upland LLC	Delaware
CSE Walnut Cove L.P.	Delaware
CSE West Point LLC	Delaware
CSE Williamsport LLC	Delaware
CSE Winter Haven LLC	Delaware
CSE Woodfin L.P.	Delaware
Cuyahoga Falls Property II, L.L.C.	Delaware
Cuyahoga Falls Property, L.L.C.	Delaware
Dallas Two Property, L.L.C.	Delaware
Danbury ALF Property, L.L.C.	Delaware
Darien ALF Property, L.L.C.	Delaware
Deerfield Class B, L.L.C.	Delaware
Delta Investors I, LLC	Maryland
Delta Investors II, LLC	Maryland
Denison Texas, L.L.C.	Delaware
Desert Lane LLC	Delaware
Dixie White House Nursing Home, LLC	Mississippi
Dixon Health Care Center, LLC	Ohio
DWC Finance, L.L.C.	Delaware
East Rollins Street, L.L.C.	Delaware
Edgewood Drive Property, L.L.C.	Delaware
Effingham Associates, L.L.C.	Illinois
Elite Mattoon, L.L.C.	Delaware
Elite Yorkville, L.L.C.	Delaware
Encanto Senior Care, LLC	Arizona

Subsidiary Name	Home State
Everett Holdings 1, LLC	Delaware
Everett Holdings 2, LLC	Delaware
Everett RE Owner LLC	Delaware
Falcon Four Property Holding, L.L.C.	Delaware
Falcon Four Property, L.L.C.	Delaware
Falfurrias Texas, L.L.C.	Delaware
FC Encore Albemarle, LLC	North Carolina
FC Encore Andrews, LLC	North Carolina
FC Encore Archdale, LLC	North Carolina
FC Encore Bossier City I, LLC	Louisiana
FC Encore Bossier City II, LLC	Louisiana
FC Encore Bradenton, LLC	Florida
FC Encore Brandon, LLC	Florida
FC Encore Brooksville I, LLC	Florida
FC Encore Brooksville II, LLC	Florida
FC Encore Callaway, LLC	Florida
FC Encore Cape Coral, LLC	Florida
FC Encore Cary, LLC	North Carolina
FC Encore Charlotte, LLC	North Carolina
FC Encore Core Properties, LLC	Delaware
FC Encore Crestview, LLC	Florida
FC Encore Deltona, LLC	Florida
FC Encore Destin, LLC	Florida
FC Encore Dunedin, LLC	Florida
FC Encore Englewood, LLC	Florida
FC Encore Ferriday, LLC	Louisiana
FC Encore Fort Myers, LLC	Florida
FC Encore Franklinton, LLC	Louisiana
FC Encore Green Cove Springs, LLC	Florida
FC Encore Holdco I LLC	Delaware
FC Encore Holdco II LLC	Delaware
FC Encore Hollywood, LLC	Florida
FC Encore Kannapolis, LLC	North Carolina
FC Encore Lake Mary, LLC	Florida
FC Encore Lakeland, LLC	Florida
FC Encore Lecanto, LLC	Florida
FC Encore Master Landlord A, LLC	Delaware
FC Encore McComb, LLC	Mississippi
FC Encore Meridian, LLC	Mississippi
FC Encore Merritt Island, LLC	Florida
FC Encore Naples, LLC	Florida
FC Encore Natchez, LLC	Mississippi
FC Encore Orlando, LLC	Florida

Subsidiary Name	Home State
FC Encore Palm Bay, LLC	Florida
FC Encore Palm Coast, LLC	Florida
FC Encore Pensacola, LLC	Florida
FC Encore Perry, LLC	Florida
FC Encore Pompano Beach, LLC	Florida
FC Encore Properties A, LLC	Delaware
FC Encore Properties B Holdco, LLC	Delaware
FC Encore Properties B, LLC	Delaware
FC Encore Properties H, LLC	Delaware
FC Encore Properties HK, LLC	Delaware
FC Encore Rutherfordton, LLC	North Carolina
FC Encore S. Daytona, LLC	Florida
FC Encore St. Cloud, LLC	Florida
FC Encore Starkville, LLC	Mississippi
FC Encore Tallahassee I, LLC	Florida
FC Encore Tampa, LLC	Florida
FC Encore Titusville, LLC	Florida
FC Encore Union, LLC	Mississippi
FC Encore Venice, LLC	Florida
FC Encore W. Palm Beach, LLC	Florida
FC Encore Winona, LLC	Mississippi
FC Encore Winter Garden, LLC	Florida
FC Encore Yadkinville, LLC	North Carolina
Financing VI Healthcare Property, LP	Delaware
Florida ALF Properties, L.L.C.	Delaware
Florida Four Properties, L.L.C.	Delaware
Florida Lessor - Meadowview, LLC	Maryland
Florida Real Estate Company, LLC	Florida
Fort Stockton Property, L.L.C.	Delaware
Fountain Associates, L.L.C.	Delaware
Four Fountains Aviv, L.L.C.	Delaware
Fredericksburg South Adams Street, L.L.C.	Delaware
Freewater Oregon, L.L.C.	Delaware
Fullerton California, LP (f/k/a Fullerton California, L.L.C.)	Delaware
G&L Gardens, L.L.C.	Arizona
Gardnerville Property, L.L.C.	Delaware
Georgia Lessor - Bonterra/Parkview, LLC	Maryland
Germantown Property, L.L.C.	Delaware
Giltex Care, L.L.C.	Delaware
Glendale NH Property, L.L.C.	Delaware
Golden Hill Real Estate Company, LLC	California
Gonzales Texas Property, L.L.C.	Delaware
Great Bend Property, L.L.C.	Delaware

Subsidiary Name	Home State
Greenbough, LLC	Delaware
Greenville Kentucky Property, L.L.C.	Delaware
Hazleton Holdings 1, LLC	Delaware
Hazleton Holdings 2, LLC	Delaware
Hazleton RE Owner LLC	Delaware
Heritage Monterey Associates, LP (f/k/a Heritage Monterey Associates, L.L.C.)	Delaware
HHM Aviv, L.L.C.	Delaware
Hidden Acres Property, L.L.C.	Delaware
Highland Leasehold, L.L.C.	Delaware
Hobbs Associates, L.L.C.	Illinois
Hot Springs Atrium Owner, LLC	Delaware
Hot Springs Aviv, L.L.C.	Delaware
Hot Springs Cottages Owner, LLC	Delaware
Hot Springs Marina Owner, LLC	Delaware
Houston Texas Aviv, L.L.C.	Delaware
Hutchinson Kansas, L.L.C.	Delaware
Hutton I Land, LLC	Ohio
Hutton II Land, LLC	Ohio
Hutton III Land, LLC	Ohio
Idaho Associates, L.L.C.	Illinois
Illinois Missouri Properties, L.L.C.	Delaware
Indiana Lessor - Wellington Manor, LLC	Maryland
Iowa Lincoln County Property, L.L.C.	Delaware
Jasper Springhill Street, L.L.C.	Delaware
Kansas Five Property, L.L.C.	Delaware
Karan Associates Two, L.L.C.	Delaware
Karan Associates, L.L.C.	Delaware
Karissa Court Property, L.L.C.	Delaware
KB Northwest Associates, L.L.C.	Delaware
Kentucky NH Properties, L.L.C.	Delaware
Kingsville Texas, L.L.C.	Delaware
LAD I Real Estate Company, LLC	Delaware
Lakeway Realty, L.L.C.	Delaware
Leatherman 90-1, LLC	Ohio
Leatherman Partnership 89-1, LLC	Ohio
Leatherman Partnership 89-2, LLC	Ohio
Louisville Dutchmans Property, L.L.C.	Delaware
Magnolia Drive Property, L.L.C.	Delaware
Manor Associates, L.L.C.	Delaware
Mansfield Aviv, L.L.C.	Delaware
Massachusetts Nursing Homes, L.L.C.	Delaware
MC Real Co Regent Court, LLC	Delaware
MC Real Co The Ridge, LLC	Delaware
McCarthy Street Property, L.L.C.	Delaware
MedEquities OP GP, LLC	Delaware

Subsidiary Name	Home State
MedEquities Realty Operating Partnership, LP	Delaware
MER Lakeway Investments, LLC	Texas
Meridian Arms Land, LLC	Ohio
Mifflin Holdings 1, LLC	Delaware
Mifflin Holdings 2, LLC	Delaware
Mifflin RE Owner LLC	Delaware
Minnesota Associates, L.L.C.	Delaware
Mishawaka Property, L.L.C.	Delaware
Missouri Associates, L.L.C.	Delaware
Missouri Regency Associates, L.L.C.	Delaware
Montana Associates, L.L.C.	Illinois
Monterey Park Leasehold Mortgage, L.L.C.	Delaware
Mount Washington Property, L.L.C.	Delaware
MRT LTACH Mortgage LLC	Delaware
MRT of Amarillo TX-1st Mortgage IRF LLC	Delaware
MRT of Andersonville TN- PRTF LLC	Delaware
MRT of Boise ID – IPH, LLC	Delaware
MRT of Brookville IN- SNF LLC	Delaware
MRT of Brownsville TX- MOB LLC	Delaware
MRT of Brownwood TX- SNF, LLC	Delaware
MRT of Clarksville IN – IRF, LLC	Delaware
MRT of Dallas TX - Adora Midtown SNF, LLC	Delaware
MRT of El Paso TX- SNF, LLC	Delaware
MRT of Fort Worth TX -- SNF, LLC	Delaware
MRT of Graham TX- SNF, LLC	Delaware
MRT of Houston TX- East Freeway ACH, LLC	Delaware
MRT of Huntington IN – SNF, LLC	Delaware
MRT of Kaufman TX -SNF, LLC	Delaware
MRT of Kemp TX- SNF, LLC	Delaware
MRT of Kentfield CA - LTACH, LP (f/k/a MRT of Kentfield CA - LTACH, LLC)	Delaware
MRT of Kerens TX- SNF, LLC	Delaware
MRT of La Mesa CA - SNF, LP (f/k/a MRT of La Mesa CA - SNF, LLC)	Delaware
MRT of Lakeway TX - MOB Unit 3B, LLC	Delaware
MRT of Lakeway TX- ACH, LLC	Delaware
MRT of Las Vegas NV - ACH, LLC	Delaware
MRT of Las Vegas NV - LTACH, LLC	Delaware
MRT of Liberty IN- SNF LLC	Delaware
MRT of Longview TX- SNF, LLC	Delaware
MRT of Mt. Pleasant TX, SNF, LLC	Delaware
MRT of National City CA - SNF I, LP (f/k/a MRT of National City CA - SNF I, LLC)	Delaware

Subsidiary Name	Home State
MRT of National City CA - SNF II, LP (f/k/a MRT of National City CA - SNF II, LLC)	Delaware
MRT of Nevada- ATF LLC	Delaware
MRT of New Albany IN - IRF, LLC	Delaware
MRT of New Port Richey FL- MCC, LLC	Delaware
MRT of San Antonio TX- SNF I, LLC	Delaware
MRT of San Antonio TX- SNF II, LLC	Delaware
MRT of San Diego CA - SNF, LP (f/k/a MRT of San Diego CA - SNF, LLC)	Delaware
MRT of Spartanburg SC- SNF, LLC	Delaware
MRT of Springfield MA- 1st Mortgage ACH, LLC	Delaware
MRT of Stockton CA - IRF, LP (f/k/a MRT of Stockton CA - IRF, LLC) (f/k/a MRT of Berne IN – SNF, LLC)	Delaware
MRT of Texas- ATF LLC	Delaware
MRT of Tolland CT- SNF, LLC	Delaware
MRT of Upland CA - SNF/ALF, LLC (f/k/a MRT of Upland CA - SNF/ALF, LLC)	Delaware
MRT of Webster TX - IMF LLC	Delaware
Mt. Vernon Texas, L.L.C.	Delaware
Murray County, L.L.C.	Delaware
Muscatine Toledo Properties, L.L.C.	Delaware
N.M. Bloomfield Three Plus One Limited Company	New Mexico
N.M. Espanola Three Plus One Limited Company	New Mexico
N.M. Lordsburg Three Plus One Limited Company	New Mexico
N.M. Silver City Three Plus One Limited Company	New Mexico
New Hampshire Asset Co., LLC	Ohio
New Hope Property, L.L.C.	Delaware
Newtown ALF Property, L.L.C.	Delaware
Nicholasville Kentucky Property, L.L.C.	Delaware
North Las Vegas LLC	Delaware
North Royalton Ohio Property, L.L.C.	Delaware
Norwalk ALF Property, L.L.C.	Delaware
NRS Ventures, L.L.C.	Delaware
Oakland Nursing Homes, L.L.C.	Delaware
Ocean Springs Nursing Home, LLC	Mississippi
October Associates, L.L.C.	Delaware
Ogden Associates, L.L.C.	Delaware
OHI (Connecticut), LLC	Connecticut
OHI (Indiana) , LLC	Indiana
OHI Acalis Properties I Ltd	United Kingdom
OHI Acalis Properties II Ltd	United Kingdom
OHI Asset - Oregon Trail JV Member, LLC	Delaware
OHI Asset (AR) Ash Flat, LLC	Delaware
OHI Asset (AR) Camden, LLC	Delaware

Subsidiary Name	Home State
OHI Asset (AR) Conway, LLC	Delaware
OHI Asset (AR) Des Arc, LLC	Delaware
OHI Asset (AR) Hot Springs, LLC	Delaware
OHI Asset (AR) Malvern, LLC	Delaware
OHI Asset (AR) Pocahontas, LLC	Delaware
OHI Asset (AR) Sheridan, LLC	Delaware
OHI Asset (AZ) Austin House, LLC	Delaware
OHI Asset (AZ) Tucson – 7500 North Calle Sin Envidia, LLC	Delaware
OHI Asset (AZ) Tucson, LLC	Delaware
OHI Asset (CA) Murrieta, LLC	Delaware
OHI Asset (CA) San Gabriel Member, LLC	Delaware
OHI Asset (CA), LLC	Delaware
OHI Asset (CO) Brighton, LLC	Delaware
OHI Asset (CO) Denver, LLC	Delaware
OHI Asset (CO) Mesa, LLC	Delaware
OHI Asset (CO), LLC	Delaware
OHI Asset (CT) Lender, LLC	Delaware
OHI Asset (CT) Southport, LLC	Delaware
OHI Asset (DC) 2100 Massachusetts Avenue, LLC	Delaware
OHI Asset (FL) Boynton Beach, LLC	Delaware
OHI Asset (FL) DeFuniak Springs, LLC	Delaware
OHI Asset (FL) Eustis, LLC	Delaware
OHI Asset (FL) Fort Myers, LLC	Delaware
OHI Asset (FL) Graceville, LLC	Delaware
OHI Asset (FL) Homestead, LLC	Delaware
OHI Asset (FL) Jacksonville – 4101 Southpoint Drive, LLC	Delaware
OHI Asset (FL) Jacksonville, LLC	Delaware
OHI Asset (FL) Lake City, LLC (f/k/a OHI Asset (FL) Pasco, LLC)	Delaware
OHI Asset (FL) Lake Placid, LLC	Delaware
OHI Asset (FL) Lakeland, LLC	Delaware
OHI Asset (FL) Lutz, LLC	Delaware
OHI Asset (FL) Marianna, LLC	Delaware
OHI Asset (FL) Melbourne, LLC	Delaware
OHI Asset (FL) Middleburg, LLC	Delaware
OHI Asset (FL) Orange Park, LLC	Delaware
OHI Asset (FL) Ormond Beach, LLC	Delaware
OHI Asset (FL) Panama City, LLC	Florida
OHI Asset (FL) Pensacola - Hillview, LLC	Delaware
OHI Asset (FL) Pensacola, LLC	Delaware
OHI Asset (FL) Pensacola-Nine Mile, LLC	Delaware
OHI Asset (FL) Safety Harbor, LLC	Delaware
OHI Asset (FL) Sebring, LLC	Delaware
OHI Asset (FL) Seminole, LLC	Delaware
OHI Asset (FL) Tallahassee, LLC	Delaware
OHI Asset (FL), LLC	Delaware

Subsidiary Name	Home State
OHI Asset (GA) Cordele, LLC	Delaware
OHI Asset (GA) Macon, LLC	Delaware
OHI Asset (GA) Moultrie, LLC	Delaware
OHI Asset (GA) Nashville, LLC	Delaware
OHI Asset (GA) Snellville, LLC	Delaware
OHI Asset (GA) Valdosta, LLC	Delaware
OHI Asset (ID), LLC	Delaware
OHI Asset (IL) Orland Park, LLC	Delaware
OHI Asset (IN) American Village, LLC	Delaware
OHI Asset (IN) Anderson, LLC	Delaware
OHI Asset (IN) Beech Grove, LLC	Delaware
OHI Asset (IN) Carmel, LLC	Delaware
OHI Asset (IN) Clarksville - 101 Potters Ln, LLC	Delaware
OHI Asset (IN) Clarksville, LLC	Delaware
OHI Asset (IN) Clinton, LLC	Delaware
OHI Asset (IN) Connersville, LLC	Delaware
OHI Asset (IN) Corydon, LLC	Delaware
OHI Asset (IN) Dyer, LLC	Delaware
OHI Asset (IN) Eagle Valley, LLC	Delaware
OHI Asset (IN) Elkhart, LLC	Delaware
OHI Asset (IN) Forest Creek, LLC	Delaware
OHI Asset (IN) Fort Wayne, LLC	Delaware
OHI Asset (IN) Franklin, LLC	Delaware
OHI Asset (IN) Greenfield, LLC	Delaware
OHI Asset (IN) Greensburg, LLC	Delaware
OHI Asset (IN) Greenwood, LLC	Delaware
OHI Asset (IN) Indianapolis - 4102 Shore Dr, LLC	Delaware
OHI Asset (IN) Indianapolis - 4904 War Admiral, LLC	Delaware
OHI Asset (IN) Indianapolis - 5226 E 82nd St, LLC	Delaware
OHI Asset (IN) Indianapolis – 5404 Georgetown Road, LLC (f/k/a OHI Asset (PA) Everett, LLC)	Delaware
OHI Asset (IN) Indianapolis - 7301 E 16th St, LLC	Delaware
OHI Asset (IN) Indianapolis, LLC	Delaware
OHI Asset (IN) Jasper, LLC	Delaware
OHI Asset (IN) Kokomo - 429 W Lincoln Rd, LLC	Delaware
OHI Asset (IN) Kokomo, LLC	Delaware
OHI Asset (IN) Lafayette, LLC	Delaware
OHI Asset (IN) Mishawaka, LLC	Delaware
OHI Asset (IN) Monticello, LLC	Delaware
OHI Asset (IN) New Albany, LLC	Delaware
OHI Asset (IN) Noblesville, LLC	Delaware
OHI Asset (IN) Rosewalk, LLC	Delaware
OHI Asset (IN) Salem, LLC	Delaware
OHI Asset (IN) Sellersburg, LLC	Delaware
OHI Asset (IN) Seymour, LLC	Delaware

Subsidiary Name	Home State
OHI Asset (IN) Spring Mill, LLC	Delaware
OHI Asset (IN) Terre Haute - 2222 Margaret Ave, LLC	Delaware
OHI Asset (IN) Terre Haute, LLC	Delaware
OHI Asset (IN) Wabash, LLC	Delaware
OHI Asset (IN) Westfield, LLC	Delaware
OHI Asset (IN) Zionsville, LLC	Delaware
OHI Asset (KY) Beattyville, LLC	Delaware
OHI Asset (KY) Louisville - 1120 Cristland, LLC	Delaware
OHI Asset (KY) Louisville - 2529 Six Mile Lane, LLC	Delaware
OHI Asset (KY) Morgantown, LLC	Delaware
OHI Asset (KY) Owensboro, LLC	Delaware
OHI Asset (LA) Center Point, LLC	Delaware
OHI Asset (LA) Jonesville, LLC	Delaware
OHI Asset (LA) Thibodaux, LLC	Delaware
OHI Asset (LA), LLC	Delaware
OHI Asset (MD) Baltimore - Pall Mall, LLC	Delaware
OHI Asset (MD) Baltimore - West Belvedere, LLC	Delaware
OHI Asset (MD) Edgewater, LLC	Delaware
OHI Asset (MD) Ellicott City, LLC	Delaware
OHI Asset (MD) Forestville, LLC	Delaware
OHI Asset (MD) Mount Airy, LLC	Delaware
OHI Asset (MD) Salisbury, LLC	Delaware
OHI Asset (Meridian) Lender, LLC (f/k/a OHI Asset (FL) TRS, LLC)	Delaware
OHI Asset (MI) Carson City, LLC	Delaware
OHI Asset (MI), LLC	Delaware
OHI Asset (MO) Jackson, LLC	Delaware
OHI Asset (MO), LLC	Delaware
OHI Asset (MS) Byhalia, LLC	Delaware
OHI Asset (MS) Cleveland, LLC	Delaware
OHI Asset (MS) Clinton, LLC	Delaware
OHI Asset (MS) Columbia, LLC	Delaware
OHI Asset (MS) Corinth, LLC	Delaware
OHI Asset (MS) Greenwood, LLC	Delaware
OHI Asset (MS) Grenada, LLC	Delaware
OHI Asset (MS) Holly Springs, LLC	Delaware
OHI Asset (MS) Indianola, LLC	Delaware
OHI Asset (MS) Natchez, LLC	Delaware
OHI Asset (MS) Picayune, LLC	Delaware
OHI Asset (MS) Vicksburg, LLC	Delaware
OHI Asset (MS) Yazoo City, LLC	Delaware
OHI Asset (NC) Abbotts Creek, LP	Delaware
OHI Asset (NC) Alleghany, LP	Delaware
OHI Asset (NC) Barco, LP	Delaware
OHI Asset (NC) Biscoe, LP	Delaware
OHI Asset (NC) Cornelius, LP	Delaware

Subsidiary Name	Home State
OHI Asset (NC) Drexel, LP	Delaware
OHI Asset (NC) Fayetteville, LP	Delaware
OHI Asset (NC) Financing VI GP, LLC	Delaware
OHI Asset (NC) Fisher St Salisbury, LP	Delaware
OHI Asset (NC) Gastonia, LP	Delaware
OHI Asset (NC) GP, LLC	Delaware
OHI Asset (NC) Hallsboro, LP	Delaware
OHI Asset (NC) Huntersville ALF, LP	Delaware
OHI Asset (NC) Huntersville SNF, LP	Delaware
OHI Asset (NC) Lexington, LP	Delaware
OHI Asset (NC) Marion, LP	Delaware
OHI Asset (NC) Marshville, LP	Delaware
OHI Asset (NC) Matthews, LP	Delaware
OHI Asset (NC) Mocksville - 1007 Howard Street, LP	Delaware
OHI Asset (NC) Mocksville - 1304 Madison Road, LP	Delaware
OHI Asset (NC) Mount Olive, LP	Delaware
OHI Asset (NC) Nashville, LP	Delaware
OHI Asset (NC) QRS GP, LLC	Delaware
OHI Asset (NC) QRS, Inc.	Delaware
OHI Asset (NC) Raeford, LP	Delaware
OHI Asset (NC) Rocky Mount - 1558 S. Winstead, LP	Delaware
OHI Asset (NC) Salisbury, LP	Delaware
OHI Asset (NC) Saluda, LP	Delaware
OHI Asset (NC) Shallotte, LP	Delaware
OHI Asset (NC) Siler City, LP	Delaware
OHI Asset (NC) Triad, LP	Delaware
OHI Asset (NC) Wadesboro, LP	Delaware
OHI Asset (NC) Warsaw, LP	Delaware
OHI Asset (NC) Waynesville, LP	Delaware
OHI Asset (NC) Wilmington, LP	Delaware
OHI Asset (NJ) Hillsborough, LLC	Delaware
OHI Asset (NJ) Plainsboro, LLC	Delaware
OHI Asset (NM) Las Cruces, LLC	Delaware
OHI Asset (NY) 2nd Avenue, LLC	Delaware
OHI Asset (NY) 699 92nd St. Preferred, LLC	Delaware
OHI Asset (NY) 93rd Street, LLC	Delaware
OHI Asset (NY) Pleasantville, LLC	Delaware
OHI Asset (OH) Gahanna, LLC	Delaware
OHI Asset (OH) Huber Heights, LLC	Delaware
OHI Asset (OH) New London, LLC	Delaware
OHI Asset (OH) Springfield, LLC (f/k/a OHI Asset (PA) Mifflin, LLC)	Delaware
OHI Asset (OH) Steubenville, LLC	Delaware
OHI Asset (OH) Toledo, LLC	Delaware
OHI Asset (OH) West Carrollton, LLC	Delaware
OHI Asset (OH) West Columbus, LLC	Delaware

Subsidiary Name	Home State
OHI Asset (OH), LLC	Delaware
OHI Asset (OR) Newberg, LLC	Delaware
OHI Asset (OR) Redmond, LLC	Delaware
OHI Asset (OR) Roseburg, LLC	Delaware
OHI Asset (OR) Scappoose, LLC	Delaware
OHI Asset (OR) Troutdale, LLC	Delaware
OHI Asset (OR) Tualatin, LLC	Delaware
OHI Asset (PA) Frackville, LLC	Delaware
OHI Asset (PA) GP, LLC	Delaware
OHI Asset (PA) Holdings, LLC (f/k/a OHI Asset (PA) Hazleton, LLC)	Delaware
OHI Asset (PA) Selinsgrove – 29 Grayson View Court, LLC	Delaware
OHI Asset (PA) West Mifflin, LP	Delaware
OHI Asset (PA), LP	Maryland
OHI Asset (SC) Aiken, LLC	Delaware
OHI Asset (SC) Anderson, LLC	Delaware
OHI Asset (SC) Easley Anne, LLC	Delaware
OHI Asset (SC) Easley Crestview, LLC	Delaware
OHI Asset (SC) Edgefield, LLC	Delaware
OHI Asset (SC) Greenville Cottages, LLC	Delaware
OHI Asset (SC) Greenville Griffith, LLC	Delaware
OHI Asset (SC) Greenville North, LLC	Delaware
OHI Asset (SC) Greenville, LLC	Delaware
OHI Asset (SC) Greer, LLC	Delaware
OHI Asset (SC) Marietta, LLC	Delaware
OHI Asset (SC) McCormick, LLC	Delaware
OHI Asset (SC) Orangeburg, LLC	Delaware
OHI Asset (SC) Pickens East Cedar, LLC	Delaware
OHI Asset (SC) Piedmont, LLC	Delaware
OHI Asset (SC) Simpsonville SE Main, LLC	Delaware
OHI Asset (SC) Simpsonville West Broad, LLC	Delaware
OHI Asset (TN) Bartlett, LLC	Delaware
OHI Asset (TN) Byrdstown, LLC	Delaware
OHI Asset (TN) Cleveland, LLC	Delaware
OHI Asset (TN) Collierville, LLC	Delaware
OHI Asset (TN) Elizabethton, LLC	Delaware
OHI Asset (TN) Erin, LLC	Delaware
OHI Asset (TN) Greeneville, LLC	Delaware
OHI Asset (TN) Harriman, LLC	Delaware
OHI Asset (TN) Jamestown, LLC	Delaware
OHI Asset (TN) Jefferson City, LLC	Delaware
OHI Asset (TN) Kingsport, LLC	Delaware
OHI Asset (TN) Memphis - 1150 Dovecrest, LLC	Delaware
OHI Asset (TN) Monteagle, LLC	Delaware
OHI Asset (TN) Monterey, LLC	Delaware
OHI Asset (TN) Mountain City, LLC	Delaware

Subsidiary Name	Home State
OHI Asset (TN) Pigeon Forge, LLC	Delaware
OHI Asset (TN) Ridgely, LLC	Delaware
OHI Asset (TN) Rockwood, LLC	Delaware
OHI Asset (TN) Rogersville - 109 Highway 70 North, LLC	Delaware
OHI Asset (TN) Rogersville, LLC	Delaware
OHI Asset (TN) South Pittsburg, LLC	Delaware
OHI Asset (TN) Spring City, LLC	Delaware
OHI Asset (TN) Westmoreland, LLC	Delaware
OHI Asset (TX) Amarillo, LLC	Delaware
OHI Asset (TX) Anderson, LLC	Delaware
OHI Asset (TX) Athens, LLC	Delaware
OHI Asset (TX) Austin, LLC	Delaware
OHI Asset (TX) Bedford, LLC	Delaware
OHI Asset (TX) Bertram, LLC	Delaware
OHI Asset (TX) Bryan, LLC	Delaware
OHI Asset (TX) Burleson, LLC	Delaware
OHI Asset (TX) Carthage, LLC	Delaware
OHI Asset (TX) College Station, LLC	Delaware
OHI Asset (TX) Comfort, LLC	Delaware
OHI Asset (TX) Crane, LLC	Delaware
OHI Asset (TX) Diboll, LLC	Delaware
OHI Asset (TX) Eastland, LLC	Delaware
OHI Asset (TX) Granbury, LLC	Delaware
OHI Asset (TX) Hillsboro, LLC	Delaware
OHI Asset (TX) Hondo, LLC	Delaware
OHI Asset (TX) Houston, LLC	Delaware
OHI Asset (TX) Italy, LLC	Delaware
OHI Asset (TX) Lakeway – Mob Unit 3B, LLC	Delaware
OHI Asset (TX) Lamesa, LLC	Delaware
OHI Asset (TX) Longview, LLC	Delaware
OHI Asset (TX) Midland Main, LLC	Delaware
OHI Asset (TX) Midland Sage, LLC	Delaware
OHI Asset (TX) Monahans, LLC	Delaware
OHI Asset (TX) Odessa, LLC	Delaware
OHI Asset (TX) Portland, LLC	Delaware
OHI Asset (TX) Poteet, LLC	Delaware
OHI Asset (TX) Premont, LLC	Delaware
OHI Asset (TX) Refugio, LLC	Delaware
OHI Asset (TX) San Saba, LLC	Delaware
OHI Asset (TX) Schertz, LLC	Delaware
OHI Asset (TX) Sherman, LLC	Delaware
OHI Asset (TX) Winnsboro, LLC	Delaware
OHI Asset (VA) 11611 Robious Road - Midlothian, LLC	Delaware
OHI Asset (VA) Ashland, LLC	Delaware
OHI Asset (VA) Charlottesville - 1165 Pepsi Place, LLC	Delaware

Subsidiary Name	Home State
OHI Asset (VA) Charlottesville, LLC	Delaware
OHI Asset (VA) Chesapeake, LLC	Delaware
OHI Asset (VA) Clarksville, LLC	Delaware
OHI Asset (VA) Farmville, LLC	Delaware
OHI Asset (VA) Galax, LLC	Delaware
OHI Asset (VA) Greenwood-Portsmouth, LLC	Delaware
OHI Asset (VA) Hampton, LLC	Delaware
OHI Asset (VA) Hillsville, LLC	Delaware
OHI Asset (VA) Madison, LLC	Delaware
OHI Asset (VA) Martinsville ALF, LLC	Delaware
OHI Asset (VA) Martinsville SNF, LLC	Delaware
OHI Asset (VA) Mechanicsville, LLC	Delaware
OHI Asset (VA) Midlothian, LLC	Delaware
OHI Asset (VA) Moneta, LLC	Virginia
OHI Asset (VA) Mt Vernon, LLC	Delaware
OHI Asset (VA) Newton-Norfolk, LLC	Delaware
OHI Asset (VA) Norfolk – 3900 Llewellyn, LLC	Delaware
OHI Asset (VA) Norfolk, LLC	Delaware
OHI Asset (VA) Oak Grove, LLC	Delaware
OHI Asset (VA) Parkway Woodbridge, LLC	Delaware
OHI Asset (VA) Portsmouth, LLC	Delaware
OHI Asset (VA) Richmond - 2420 Pemberton Road, LLC	Delaware
OHI Asset (VA) Richmond - 9101 Bon Air, LLC	Delaware
OHI Asset (VA) Rocky Mount, LLC	Delaware
OHI Asset (VA) South Boston, LLC	Delaware
OHI Asset (VA) Suffolk, LLC	Delaware
OHI Asset (VA) Virginia Beach, LLC (f/k/a OHI Asset (VA) Virginia Beach SNF, LLC)	Delaware
OHI Asset (VA) Windermere, LLC	Delaware
OHI Asset (WA) Fort Vancouver, LLC	Delaware
OHI Asset (WA) Poulsbo, LLC	Delaware
OHI Asset (WA) Richland, LLC	Delaware
OHI Asset (WA) Vancouver – 17171 Southeast 22nd Drive, LLC	Delaware
OHI Asset (WA) Vancouver – 7900 NE Vancouver Mall Drive, LLC	Delaware
OHI Asset (WV) Bluefield, LLC	Delaware
OHI Asset (WV) Cameron, LLC	Delaware
OHI Asset (WV) Danville, LLC	Delaware
OHI Asset (WV) Gary, LLC	Delaware
OHI Asset (WV) Ivydale, LLC	Delaware
OHI Asset (WV) Jane Lew, LLC	Delaware
OHI Asset (WV) Wayne, LLC	Delaware
OHI Asset AMFM Lender, LLC	Delaware
OHI Asset CHG ALF, LLC	Delaware
OHI Asset C-L, LLC	Delaware
OHI Asset CSB LLC	Delaware

Subsidiary Name	Home State
OHI Asset CSE-E Subsidiary, LLC	Delaware
OHI Asset CSE-E, LLC	Delaware
OHI Asset CSE-U Subsidiary, LLC	Delaware
OHI Asset CSE-U, LLC	Delaware
OHI Asset Funding (DE), LLC	Delaware
OHI Asset HUD CFG, LLC	Delaware
OHI Asset HUD Delta, LLC	Delaware
OHI Asset HUD H-F, LLC	Delaware
OHI Asset HUD SF CA, LLC	Delaware
OHI Asset HUD SF, LLC	Delaware
OHI Asset HUD WO, LLC	Delaware
OHI Asset II (CA), LLC	Delaware
OHI Asset II (FL), LLC	Delaware
OHI Asset III (PA), LP	Maryland
OHI Asset IV (PA) Silver Lake, LP	Maryland
OHI Asset Management, LLC	Delaware
OHI Asset Mortgage Lender, LLC (f/k/a OHI Frackville Holdco Two, LLC)	Delaware
OHI Asset RO, LLC	Delaware
OHI Asset S-A, LLC	Delaware
OHI Asset S-W, LLC	Delaware
OHI Asset TRS WV Lab & Pharmacy Member, LLC	Delaware
OHI Asset, LLC	Delaware
OHI Baugh House Ltd (f/k/a GCH (Kent) Ltd)	United Kingdom
OHI Bedhampton Ltd (f/k/a Cheerhealth (Bedhampton) Limited)	United Kingdom
OHI Belsize Properties Ltd	United Kingdom
OHI Brentwood RE, LLC	Delaware
OHI Cayman Limited	Cayman Islands
OHI Crestwood RE, LLC	Delaware
OHI Foxearth Ltd (f/k/a Foxearth Lodge Nursing Home Limited)	United Kingdom
OHI Frackville Holdco One, LLC	Delaware
OHI GCH Holdings Ltd (f/k/a Gold Care Holdings Limited)	United Kingdom
OHI Gold Care Properties Ltd	United Kingdom
OHI Healthcare Homes Ltd	United Kingdom
OHI Healthcare Homes Properties Ltd	United Kingdom
OHI Healthcare Properties Limited Partnership	Delaware
OHI Heath Lodge and Autumn Vale Ltd (f/k/a GCH (Heath Lodge) Limited)	United Kingdom
OHI HUD Mezz Lender, LLC	Delaware
OHI ISNP, LLC	Delaware
OHI Lima Properties Ltd	United Kingdom
OHI Malthouse Care Home Ltd	United Kingdom
OHI Mezz Lender, LLC	Delaware

Subsidiary Name	Home State
OHI Park House Care Home Ltd	United Kingdom
OHI Park Lane Croston Park Ltd (f/k/a Park Lane Healthcare (Croston Park) Limited)	United Kingdom
OHI Park Lane Group Ltd (f/k/a The PLHC Group Limited)	United Kingdom
OHI Park Lane Hall Ltd (f/k/a York Heritage (The Hall Thornton Le Dale) Limited)	United Kingdom
OHI Park Lane Magnolia House Ltd (f/k/a Park Lane Healthcare (Magnolia House) Limited)	United Kingdom
OHI Park Lane Moorgate Ltd (f/k/a PLH Moorgate Holdco Limited)	United Kingdom
OHI Park Lane Properties Ltd	United Kingdom
OHI RCA JV Member, LLC	Delaware
OHI Rose Garden Ltd (f/k/a Tovic Limited)	United Kingdom
OHI Roseberry (Jersey) Ltd (f/k/a Healthcare Property Holdings Limited)	Jersey
OHI Saxlingham Ltd (f/k/a Saxlingham Hall Nursing Home Limited)	United Kingdom
OHI Stanshawes Ltd	United Kingdom
OHI Tenchley Manor Ltd (f/k/a Cheerhealth (Selsey) Limited)	United Kingdom
OHI TX JV, LLC	Delaware
OHI UK Healthcare Properties Ltd	United Kingdom
OHI UK Lender LLC	Delaware
OHI UK REIT Fragmentation 1	Delaware
OHI UK REIT Fragmentation 10	Delaware
OHI UK REIT Fragmentation 11	Delaware
OHI UK REIT Fragmentation 2	Delaware
OHI UK REIT Fragmentation 3	Delaware
OHI UK REIT Fragmentation 4	Delaware
OHI UK REIT Fragmentation 5	Delaware
OHI UK REIT Fragmentation 6	Delaware
OHI UK REIT Fragmentation 7	Delaware
OHI UK REIT Fragmentation 8	Delaware
OHI UK REIT Fragmentation 9	Delaware
OHI UK REIT LLC	Delaware
OHI UK REIT TRS LLC	Delaware
OHI Wellford Properties Ltd	United Kingdom
OHI West Drayton Ltd (f/k/a GCH (West Drayton) Ltd)	United Kingdom
OHI Woodbridge Ltd (f/k/a Haughcare Limited)	United Kingdom
OHI-CX Investment, LLC	Delaware
OHI-LG Asset Management, LLC	Delaware
OHI-LG Investment, LLC	Delaware
OHIMA, LLC	Massachusetts

Subsidiary Name	Home State
OHI-NT Investment, LLC	Delaware
Ohio Aviv Three, L.L.C.	Delaware
Ohio Aviv Two, L.L.C.	Delaware
Ohio Aviv, L.L.C.	Delaware
Ohio Indiana Property, L.L.C.	Delaware
Ohio Pennsylvania Property, L.L.C.	Delaware
OHI-SY Investment, LLC	Delaware
OHI-TE Investment, LLC	Delaware
OHI-TL Investment, LLC	Delaware
OHI-ZF Investment, LLC (f/k/a OHI-MV Investment, LLC)	Delaware
Oklahoma Two Property, L.L.C.	Delaware
Oklahoma Warr Wind, L.L.C.	Delaware
Omaha Associates, L.L.C.	Delaware
Omega TRS I, Inc.	Maryland
OMG-FORM Senior Holdings, LLC	Delaware
OMG-San Gabriel Holdings, LLC	Delaware
OMG-San Gabriel Real Estate, LLC	Delaware
Orange ALF Property, L.L.C.	Delaware
Orange Village Care Center, LLC	Ohio
Orange, L.L.C.	Illinois
Oregon Associates, L.L.C.	Delaware
Oso Avenue Property, LP (f/k/a Oso Avenue Property, L.L.C.)	Delaware
Ostrom Avenue Property, L.L.C.	Delaware
Palm Valley Senior Care, LLC	Arizona
Panama City Nursing Center LLC	Delaware
Pavillion North Partners, LLC	Pennsylvania
Pavillion Nursing Center North, LLC	Pennsylvania
Peabody Associates Two, L.L.C.	Delaware
Peabody Associates, L.L.C.	Delaware
Pennington Road Property, L.L.C.	Delaware
Pensacola Real Estate Holdings I, LLC	Florida
Pensacola Real Estate Holdings II, LLC	Florida
Pensacola Real Estate Holdings III, LLC	Florida
Pensacola Real Estate Holdings IV, LLC	Florida
Pensacola Real Estate Holdings V, LLC	Florida
Plainsboro Assisted Living Urban Renewal, LLC (f/k/a Plainsboro Assisted Living Renewal, LLC)	Connecticut
Pocatello Idaho Property, L.L.C.	Delaware
Pomona Vista LP (f/k/a Pomona Vista L.L.C.)	Delaware
Pottsville Holdings 1, LLC	Delaware
Pottsville Holdings 2, LLC	Delaware
Pottsville RE Owner LLC	Delaware
Prescott Arkansas, L.L.C.	Delaware

Subsidiary Name	Home State
PV Realty-Clinton, LLC	Maryland
PV Realty-Holly Hill, LLC	Maryland
PV Realty-Kensington, LLC	Maryland
PV Realty-Willow Tree, LLC	Maryland
Raton Property Limited Company	New Mexico
Ravenna Ohio Property, L.L.C.	Delaware
Red Rocks, L.L.C.	Illinois
Richland Washington, L.L.C.	Delaware
Ridgecrest Senior Care, LLC	Arizona
Riverside Nursing Home Associates Two, LP (f/k/a Riverside Nursing Home Associates Two, L.L.C.)	Delaware
Riverside Nursing Home Associates, LP (f/k/a Riverside Nursing Home Associates, L.L.C.)	Delaware
Rockingham Drive Property, L.L.C.	Delaware
Rose Baldwin Park Property LP (f/k/a Rose Baldwin Park Property L.L.C.)	Delaware
S.C. Portfolio Property, L.L.C.	Delaware
Salem Associates, L.L.C.	Delaware
San Gabriel/OMG-CHG JV, LLC	Delaware
San Juan NH Property, LLC	Delaware
Sandalwood Arkansas Property, L.L.C.	Delaware
Santa Ana - Bartlett, LP (f/k/a Santa Ana - Bartlett, L.L.C.)	Delaware
Santa Fe Missouri Associates, L.L.C.	Illinois
Sante MC Real Co, LLC	Delaware
Savoy/Bonham Venture, L.L.C.	Delaware
Searcy Aviv, L.L.C.	Delaware
Sedgwick Properties, L.L.C.	Delaware
Seguin Texas Property, L.L.C.	Delaware
Selinsgrove Holdings 1, LLC	Delaware
Selinsgrove Holdings 2, LLC	Delaware
Selinsgrove RE Owner LLC	Delaware
Sierra Ponds Property, LP (f/k/a Sierra Ponds Property, L.L.C.)	Delaware
Skyler Boyington, LLC	Mississippi
Skyler Florida, LLC	Mississippi
Skyler Maitland LLC	Delaware
Skyler Pensacola, LLC	Florida
Skyview Associates, L.L.C.	Delaware
Southeast Missouri Property, L.L.C.	Delaware
Southern California Nevada, LP (f/k/a Southern California Nevada, L.L.C.)	Delaware
St. Joseph Missouri Property, L.L.C.	Delaware
St. Mary’s Properties, LLC	Ohio
Star City Arkansas, L.L.C.	Delaware
STBA Properties, L.L.C.	Delaware
Stephenville Texas Property, L.L.C.	Delaware

Subsidiary Name	Home State
Sterling Acquisition, LLC	Kentucky
Stevens Avenue Property, L.L.C.	Delaware
Sun-Mesa Properties, L.L.C.	Illinois
Suwanee, LLC	Delaware
Texas Fifteen Property, L.L.C.	Delaware
Texas Four Property, L.L.C.	Delaware
Texas Lessor - Stonegate GP, LLC	Maryland
Texas Lessor - Stonegate Limited, LLC	Maryland
Texas Lessor - Stonegate, LP	Maryland
Texhoma Avenue Property, LP (f/k/a Texhoma Avenue Property, L.L.C.)	Delaware
Trident Encore-U LLC	Delaware
Tujunga, LP (f/k/a Tujunga, L.L.C.)	Delaware
Tulare County Property, LP (f/k/a Tulare County Property, L.L.C.)	Delaware
Twinsburg Ohio Property, L.L.C.	Delaware
VRB Aviv, LP (f/k/a VRB Aviv, L.L.C.)	Delaware
Washington Idaho Property, L.L.C.	Delaware
Washington Lessor - Silverdale, LLC	Maryland
Washington-Oregon Associates, L.L.C.	Illinois
Watauga Associates, L.L.C.	Illinois
Wellington Leasehold, L.L.C.	Delaware
West Pearl Street, LP (f/k/a West Pearl Street, L.L.C.)	Delaware
West Yarmouth Property I, L.L.C.	Delaware
West Yarmouth Property II, L.L.C.	Delaware
Westerville Ohio Office Property, L.L.C.	Delaware
Weston ALF Property, L.L.C.	Delaware
Wheeler Healthcare Associates, L.L.C.	Texas
Whitlock Street Property, L.L.C.	Delaware
Wilcare, LLC	Ohio
Willis Texas Aviv, L.L.C.	Delaware
Yuba Aviv, L.L.C.	Delaware